SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Event Requiring Report: January 28, 2000


                     BLACK STALLION MANAGEMENT, INC.
         (Exact name of registrant as specified in its charter)

              Nevada                0-26755        88-0409147
       (State of Incorporation)     (Commission    (IRS Employer
                                    File Number)   Identification #)

          7432 South Carling Circle, Salt Lake City, Utah 84121
                ----------------------------------------
                (Address of Principal Executive Offices)

                             (801) 944-0701
                -----------------------------------------
          (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On January 28, 2000, a change in control of the Company occurred in conjunction with closing under a Reorganization and Stock Purchase Agreement (the "Reorganization Agreement") between the Company, Digital Bridge, Inc., a Nevada corporation ("DBI") and the individual shareholders of Digital Bridge, Inc.

The closing under the Reorganization Agreement consisted of a stock for stock exchange in which the Company acquired all of the issued and outstanding common stock of DBI solely in exchange for the issuance of 20,000,000 shares of its common stock. As a result of this transaction, DBI became a wholly-owned subsidiary of the Company.

Prior to closing under the Reorganization Agreement, the Company had a total of only 2,200,000 shares of common stock issued and outstanding. Upon closing, the number of issued and outstanding shares of common stock of the Company increased to 22,200,000.
Since former shareholders of the Company owned only 2,200,000 shares, or approximately 10% of the total outstanding shares of the Company following the closing, while former shareholders of DBI owned 20,000,000 shares, or approximately 90% of the total outstanding shares, the transaction resulted in a change in control of the Company.

In connection with closing under the Reorganization Agreement, the Company's Board of Directors authorized a post-closing forward split of the Company's issued and outstanding common stock on a 1.25-for-one basis. As a result of the forward split, every holder of the Company's common stock became entitled to receive .25 additional shares for every share of common stock then held. After closing under the Reorganization Agreement and giving effect to the forward split, the Company has a total of approximately 27,750,000 shares issued and outstanding of which approximately 25,000,000 are owned by the former shareholders of DBI, and approximately 2,750,000 are owned by the former shareholders of the Company.

In conjunction with the forward split, the Company's board of directors also approved a corresponding increase in the number of authorized shares of common stock. As a result, the total number of authorized shares of common stock was increased from 25,000,000 to 31,250,000.

In conjunction with the change in control of the Company described above, the previous sole officer and director of the Company, Kari Cunningham, appointed three new directors and then resigned as both an officer and director of the Company. The newly appointed members of the Board of Directors then appointed new officers for
the Company.   The newly appointed officers and directors of the
Company are as follows:

Name                         Age           Position
[S]                       [C]                   [C]
Charles Bronitsky          42               President/CEO/Director

Aaron Lang                 25                      Vice-President/
                                              Secretary/Treasurer/
                                                      COO/Director

Scott L. Kelly             35                            Director

BIOGRAPHIES

Charles Bronitsky, President and Chief Executive Officer. Mr. Bronitsky, who possesses over twenty years of experience in the management and operation of various small business enterprises, has also been deeply involved in computer and technology related activities since the early 1980's. Mr. Bronitsky is a graduate of the University of California at Berkeley and holds a J.D. from Boalt Hall School of Law. He has significant experience in the analysis of structuring and restructuring of a variety of business organizations. He also has hands-on experience in software development, database development, web site development, computer networking, and technology licensing.

Aaron Lang, Executive Vice President and Chief Operating Officer.
Mr. Lang's primary role is to oversee product assessment and project management as well as acting as the primary liaison between clients and operations. Mr. Lang, who started his career in financial public relations, has a very strong understanding of Digital Bridge's target market, that being small and microcapitalization companies. In 1998, he was one of the founders of Internet Marketing Associates, which provided Internet market exposure to small public and private companies. In addition to building and managing a staff of independent web designers across the country, he developed dozens of corporate Internet campaigns for start-up businesses.

Scott L. Kelly, Director. Mr. Kelly has served as CEO and a Director of M & A West, Incorporated, from 1996 to the present. He received a Bachelor's Degree in Business Administration from Adelphi University, Garden City, New York, in 1986, a Master's Degree in Business Administration from San Francisco State University in 1992, and a Certified Financial Planner Degree from the College of Financial Planning, Denver, Colorado in 1990. He is the Director of the Boys and Girls Club Foundation and appears in "Who's Who" in the California Directory. Mr. Kelly has served as a manager of several brokerage firms and has trained over 50 stock brokers and conducted more than 300 seminars on various financial subjects in the United States, Russia, India, South America and Europe. From 1988 to 1989, he was a financial planner with American Express Financial Services, from 1989 to 1996 he was Senior Vice-President of Interfirst Capital, and in 1996 he was Senior Vice-President of Waldron & Company.

ITEM 7.   Financial Statements, Pro Forma Financial Information and
Exhibits

       a. Required financial statements of Digital Bridge, Inc., are not available as of the date of this report on Form 8-K. Such financial statements shall be filed by amendment to this report as soon as reasonably possible, but in any event not later than April 12, 2000, which is 60 days after the due date of this initial report on Form 8-K.

       b. Exhibit (2) Reorganization and Stock Purchase Agreement dated January 21, 2000 between the Company, Ken Kurtz, Digital
Bridge, Inc. ("DBI") and DBI shareholders.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STALLION MANAGEMENT, INC.
(Registrant)



By: /s/----------------------------------
Charles Bronitsky, President

Dated: February 9, 2000

Exhibit (2) - REORGANIZATION AND STOCK PURCHASE
AGREEMENT

This REORGANIZATION AND STOCK PURCHASE
AGREEMENT dated as of January 21, 2000 (this "AGREEMENT") is by and between BLACK STALLION MANAGEMENT, INC., a NEVADA Corporation ("BSM"), shareholders of BSM who are or will be the owners of or otherwise represent at least SEVENTY FIVE PER CENT (75%) of all the issued and outstanding common stock of BSM (the "BSM SHAREHOLDERS"), DIGITAL BRIDGE, INC., a
NEVADA Corporation ("DBI") and the shareholders of DBI ("DBI
SHAREHOLDERS"). (BSM, BSM SHAREHOLDERS, DBI and DBI
SHAREHOLDERS may hereafter individually be referred to as a "Party" or collectively as the "Parties").

BSM was incorporated in the state of NEVADA on July 10, 1996. Its authorized capital consists of 25,000,000 shares of common stock, par value $.001 and 5,000,000 shares of Preferred stock. As of the date of this AGREEMENT, BSM has issued and outstanding 2,200,000 common shares (the "OUTSTANDING SHARES"). At closing DBI
SHAREHOLDERS shall exchange 100% of DBI common stock owned by the DBI SHAREHOLDERS for 20,000,00 of BSM $.001 par value common stock thereby resulting in 22,200,000 shares of BSM issued and outstanding upon closing. DBI shall, as a result of such share exchange, become a wholly owned subsidiary of BSM. BSM further agrees to a post-closing 1.25 to 1 forward stock split on its authorized, issued and outstanding common stock, thereby resulting in 27,750,000 post-closing shares issued and outstanding and 31,250,000 shares of common stock authorized. BSM has no shares of preferred stock outstanding and will have no outstanding options, warrants, rights or other contractual arrangements relating to the ability or requirement to issue any additional shares of common or preferred stock.

                                Agreement

NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual covenants and agreements contained herein, and in reliance on the representations and warranties set forth in this Agreement, the benefits to be derived herein and for other valuable consideration, the sufficiency of which is hereby expressly acknowledged, the Parties agree as follows:

The SHAREHOLDERS and the respective boards of Directors of BSM and DBI deem it advisable and in the best interests of their corporations and shareholders of their corporations that the shareholders of DBI acquire securities of BSM in accordance with the terms and conditions of this AGREEMENT.

1. PLAN OF REORGANIZATION.  At the closing, DBI
SHAREHOLDERS shall exchange 100% of DBI common stock owned by the DBI shareholders for 20,000,000 shares of BSM $.001 par value common stock (the "NEW SHARES") issued from BSM's authorized but unissued shares. NEW SHARES are to be issued pursuant to section 4(2) of the Securities Act of 1933 or any available exemption from federal registration and NEVADA Securities Act. Additionally, the parties hereto intend to effect this transaction as a tax-free reorganization pursuant to IRC 368a(1)B. The Parties agree to comply with the tax-free requirements of this section in order to effect a tax-free reorganization. The SHAREHOLDERS signing this agreement are the owners of or otherwise represent not less than 75% of the OUTSTANDING SHARES of BSM which the SHAREHOLDERS represent is a sufficient majority to carry any vote for approval of this AGREEMENT under the corporate law of the state of NEVADA, the Articles of Incorporation of BSM, and the By-laws of BSM.

2. ADDITIONAL DELIVERIES AND EVENTS. BSM shall provide the following:

       (a) production of items on the due diligence list (attached) which shallb be provided to DBI by BSM within 48 hours of signing this agreement.

       (b) On the Closing Date (as hereinafter defined) the Board of Directors of BSM will deliver:

              (i) minutes of the board approving this transaction, including the forward split, a certificate authorizing the increase in the number of authorized shares to 31,250,000 and issuance of shares hereunder and authorizing the issuance of the NEW SHARES pursuant to this transaction;

              (ii) attorney opinion letter with respect to the tradability of any BSM free trade shares;

              (iii) authorization from board of directors authorizing a
1.25 to 1 forward split on BSM's authorized, issued and outstanding shares, filing of amended articles with state of Nevada reflecting the forward split;

              (iv) BSM's articles, by-laws, amendments thereto, all corporate minutes, all financials statements and tax returns since inception, shareholder list, internal transfer records;

              (v)  signed LOCK UP agreements per (3) below;

              (vi) evidence that name change and NEW SHARE issuance has been approved by Board of Directors of BSM; letter from BSM authorized parties to NASD requesting symbol change;

       (c) Certificates of BSM issued by BSM representing the NEW
SHARES to DBI shareholders in the names and amounts as indicated by DBI on SCHEDULE C.

3. LOCK UP AGREEMENT: BSM SHAREHOLDERS hereby agree to a lock-up/leak-out of 750,000 of their SHARES according to the attached SCHEDULE A which all parties to this agreement shall approve and sign.

4. CLOSING DATE; PLACE OF CLOSING;. The CLOSING DATE shall be 1/31/2000. The CLOSING DATE can be changed by mutual agreement but in no event shall the CLOSING DATE extend beyond 20 days from the date of signing this agreement. PLACE OF CLOSING shall be the offices of ARTFIELD INVESTMENTS 15301 Ventura Blvd #300, Sherman Oaks, CA 91403.

5. DELIVERY OF BSM SHARES. On or before the CLOSING
DATE, BSM will have ready for delivery certificates representing the NEW SHARES duly endorsed, together with appropriate stock powers, so as to make DBI and/or assigns the sole owners thereof, free and clear of all liens, claims, and encumbrances. Delivery to be made at such place as to be determined by parties. Such shares shall bear a restrictive legend indicating that such shares have not been registered with the SEC, and shall not be sold except upon registration or a valid exemption therefrom. Each DBI party receiving such shares shall sign an investment letter in the form similar to SCHEDULE B which is attached herewith and incorporated herein or any other format suitable to BSM.

6. REPRESENTATIONS OF BSM:

       (a) As of the CLOSING DATE, the 20,000,000 shares of BSM common stock to be delivered to DBI shareholders will constitute duly and validly issued shares of BSM, and when issued, shall be fully paid and nonassessable, and will be of the same class with the same rights and privileges of the common stock issued and outstanding as of the date thereof.

       (b) The officers of BSM have the power and the authority to execute this Agreement and to perform the obligations contemplated hereby;

       (c) On the CLOSING DATE or such other date as agreed, management of BSM will deliver to DBI Audited Financial Statements of BSM as of 06/30/99 including a balance sheet, income statement, statement of cash flows and statement of stockholders equity (the
"Year End Financial Statements") and unaudited financial statements as of 12/31/99 (the "Interim Financial Statements") including changes in financial condition for the periods then ended. All statements shall be prepared in conformity with U.S. GAAP standards as of the dates thereof and will accurately reflect BSM's true financial condition as of such date.

       (d) From and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of BSM as set forth in the Financial Statements except changes arising in the ordinary course of business;

       (e) BSM is not and as of the CLOSING DATE will not be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not reflected in the Financial Statements or otherwise disclosed in writing to DBI and to the knowledge of the Shareholders of BSM no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against BSM;

       (f) As of the CLOSING DATE, BSM will be in good standing as a NEVADA corporation;

       (g) The authorized capital stock of BSM consists of 25,000,000 shares of common stock, par value $.001 and 5,000,000 shares of preferred stock par value $ .001. As of the CLOSING, and after giving effect to the 20,000,000 common stock NEW SHARES issued herein, BSM will have issued and outstanding 22,200,000 common shares. BSM has no shares of preferred stock outstanding.
No shares have otherwise been registered under state or federal securities laws. As of the CLOSING DATE, all of the issued and outstanding shares of common stock of BSM shall be validly issued, fully paid and non-assessable and as of the CLOSING DATE there will not be outstanding any other warrants, options or other agreements on the part of BSM obligating BSM to issue any additional shares of common or preferred stock or any of its securities of any kind;

       (h) Opinion from legal counsel of BSM that Counsel has acted as counsel for BSM and has examined all appropriate documentation for the purposes of rendering an opinion that:

              (i) BSM is a corporation duly organized, validly existing and in good standing under the laws of the State of NEVADA;

              (ii) BSM has the corporate power to carry on its business as now being conducted;

              (iii) This Agreement has been duly authorized, executed and delivered by BSM and is a valid and binding obligation of BSM and enforceable in accordance with its terms;

              (iv) BSM through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of NEVADA.

              (v) The documents executed and delivered to DBI hereunder are valid and binding in accordance with the terms and vest in DBI all right title and interest in and to the stock of BSM and said stock when issued shall be validly issued, fully paid, and non-assessable;

              (vi) Except as referred to herein, BSM knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BSM; and (b) no unsatisfied judgments against BSM;

              (vii) The Company has complied with all filing requirements for the Securities and Exchange Commission and all NASD filings and that said filings conform to the requirements of the respective agencies.

              (viii) That all prior actions of the corporation in connection with filings, have conformed to applicable state and federal law.

              (i) Neither the execution and delivery of the AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of BSM; will violate, conflict with or result in the breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which BSM is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of BSM, will violate any judgment, order, injunction, decree or award against or binding upon BSM or upon its securities, property or business;

              (j) BSM is registered under Section 12(g) of the 1934 Act and as of the closing date is cleared for quotation on the OTC Bulletin Board under the symbol of BLSM.

              (k) Within the times and in the manner prescribed by law, BSM has filed all federal, state and local income or other tax returns and reports required to be filed with all governmental agencies and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on DBI or its subsidiaries.

7. REPRESENTATIONS OF DBI and DBI SHAREHOLDERS. DBI represents and warrants, and where indicated, DBI SHAREHOLDERS represents and warrants as follows:

       (a) DBI and DBI SHAREHOLDERS has taken all necessary corporate action to authorize the execution of this AGREEMENT and the transactions contemplated hereunder.

       (b) Neither the execution and delivery of this AGREEMENT nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of DBI and DBI SHAREHOLDERS (where applicable); will violate, conflict with or result in breach or termination of or otherwise give any contracting party the right to terminate or constitute a default under the terms of any agreement or instrument to which DBI and DBI SHAREHOLDERS is a party or by which any of its property or assets may be bound; will result in the creation of any lien, charge or encumbrance upon the properties or assets of DBI and DBI SHAREHOLDERS, or will violate any judgment, order, injunction, decree or award against or binding upon DBI and DBI
SHAREHOLDERS, or upon its securities, property or business.

       (c) DBI represents and warrants that all information supplied to BSM in the Corporate Profile, Business Plan, financial statements, and Proforma of DBI is accurate and reliable information. None of the information supplied contains any untrue statement of a material fact or omits to make any statement of material fact necessary to make the statements therein not misleading.

       (d) DBI represents and warrants that on the CLOSING DATE or such other date as agreed, management of DBI will deliver to BSM audited financial statements of DBI as of 12/31/99, including, income statement, balance sheet, statement of cash flows, and statement of stockholders equity. All statements shall be prepared in conformity with U.S. GAAP standards as of the dates thereof and will accurately reflect DBI's true financial condition as of such date.

       (e) DBI represents and warrants that from and after the date hereof there will not have been and prior to the CLOSING DATE there will not be any material adverse changes in the financial position of DBI except changes arising in the ordinary course of business;

       (f) DBI represents and warrants that DBI is not and as of the CLOSING DATE will not be involved in any pending litigation not in the ordinary course of business or governmental investigation or proceeding not disclosed in writing to BSM, and to the knowledge of the Shareholders no litigation or governmental investigation or proceeding beyond the ordinary course of business is threatened against DBI;

       (g)  DBI represents and warrants that as of the CLOSING
DATE, DBI will be in good standing as a NEVADA corporation;

       (h) DBI represents and warrants that DBI will assume BSM's filing obligations under all relevant Federal Securities Laws and Regulations.

       (i) DBI represents and warrants that as of Closing, 20,000,000 shares of DBI Common Stock are authorized for issuance by DBI, of which 13,250,000 shares of Common Stock are issued and outstanding. No other voting or equity securities are authorized or issued, nor are any authorized or issued securities convertible into voting stock. Except as disclosed in Item 7(k), DBI does not have any outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which DBI is bound, calling for the issuance of any additional shares of Common Stock or any other voting or equity security. The DBI Common Stock constitutes 100% of the equity capital of DBI. Such stock constitutes 100% of DBI's voting power, the exclusive right to receive dividends, when, and if declared and paid, and the exclusive right to receive the proceeds of liquidation attributable to DBI Common Stock, if any. From the date hereof, and until the Closing Date, no dividends or distributions of capital, surplus, or profits shall be paid or declared by DBI in redemption of their outstanding shares or otherwise. Except as described herein no additional shares shall be issued in connection with this Reorganization by DBI.

       (j) DBI represents and warrants that to the best of DBI's knowledge after due inquiry, no DBI Shareholder, family member of any DBI Shareholder or employee of DBI or its subsidiaries possess any form of ownership interest in any supplier, landlord or competitor of DBI or its subsidiaries:

       (k) DBI represents and warrants that neither DBI nor its subsidiaries owe any money, securities, or property to any DBI Shareholders, family members of DBI Shareholders, or employees of DBI or its subsidiaries either directly or indirectly. Except for approximately 290,000 shares currently optioned to employees, DBI and its subsidiaries do not currently have, nor will they have on the Closing Date any pension plan, profit-sharing plan, or stock purchase plan.

       (l) DBI represents and warrants that within the times and in the manner prescribed by law, DBI and its subsidiaries have filed all federal, state and local income or other tax returns and reports required to be filed with all governmental agencies and have paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on DBI or its subsidiaries.

       (m) DBI represents and warrants that legal Counsel of DBI has acted as counsel for DBI and has examined all appropriate documentation for the purposes of rendering an opinion that:

              (i) DBI is a corporation duly organized, validly existing and in good standing under the laws of the State of NEVADA;

              (ii) DBI has the corporate power to carry on its business as now being conducted;

              (iii) This Agreement has been duly authorized, executed and delivered by DBI and is a valid and binding obligation of DBI and enforceable in accordance with its terms;

              (iv) DBI through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of NEVADA.

              (v) The documents executed and delivered to BSM hereunder are valid and binding in accordance with the terms and vest in BSM all right title and interest in and to the stock of DBI and said stock outstanding is duly authorized, validly issued, fully paid, and non-assessable and issued under valid registration statement or exemption therefrom;

              (vi) Except as referred to herein, DBI knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting DBI; and (b) no unsatisfied judgments against DBI;

              (vii) That all prior actions of DBI have conformed to applicable state and federal law.

       (n) DBI SHAREHOLDERS warrant and represent that the DBI common stock shares owned by them are owned free and clear of any liens or encumbrances of any nature.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BSM:
All obligations of BSM and BSM SHAREHOLDERS under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

       (a) The representations and warranties by DBI contained in this agreement or in any certificate or document delivered to BSM pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

       (b) DBI shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing;

       (c) DBI shall have delivered to BSM evidence to the effect that:

              (i) DBI is a corporation duly organized, validly existing and in good standing under the laws of the State of NEVADA;

              (ii) DBI has the corporate power to carry on its business as now being conducted;

              (iii) This Agreement has been duly authorized, executed and delivered by DBI and is a valid and binding obligation of DBI and enforceable in accordance with its terms;

              (iv) DBI through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of Nevada.

              (v) Except as referred to herein, DBI knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting DBI; and (b) no unsatisfied judgments against DBI;

       (d) DBI shall have received approval of and consent to the transaction contemplated herein by DBI shareholders owning at least 00% of the outstanding stock of DBI.

       (e) DBI shall have delivered to BSM an attorney opinion letter as indicated in Item 7(m).

9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF DBI:
All obligations of DBI under this agreement are subject to the fulfillment prior to or as of the closing date, of each of the following conditions:

       (a) The representations and warranties by BSM contained in this agreement or in any certificate or document delivered to DBI pursuant to the provisions hereof shall be true at and as of the time of closing as though such representations and warranties were made at and as of such time.

       (b) BSM and BSM SHAREHOLDERS shall have performed and complied with all covenants, agreements, and conditions required by this agreement to be performed or complied with by it prior to or at closing.

       (c) BSM shall have delivered to DBI an attorney opinion letter as indicated in Item 6(h).

              (i) BSM is a corporation duly organized, validly existing and in good standing under the laws of the State of NEVADA;

              (ii) BSM has the corporate power to carry on its business as now being conducted;

              (iii) This Agreement has been duly authorized, executed and delivered by BSM and is a valid and binding obligation of BSM and enforceable in accordance with its terms;

              (iv) BSM through its Board of Directors has taken all corporate action necessary to authorize the execution, delivery and performance of this agreement; and all corporate action necessary to be in compliance with the statutory requirements of the state of NEVADA.

              (v) The documents executed and delivered to DBI hereunder are valid and binding in accordance with the terms and vest in DBI all right title and interest in and to the stock of BSM and said stock when issued shall be validly issued, fully paid, and non-assessable;

              (vi) Except as referred to herein, BSM knows of (a) no actions suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting BSM; and (b) no unsatisfied judgments against BSM;

              (vii) The Company has complied with all filing requirements for the Securities and Exchange Commission and all NASD filings and that said filings conform to the requirements of the respective agencies.

              (viii) That all prior actions of the corporation in connection with filings, have conformed to applicable state and federal law.

10. PROHIBITED ACTS. Except for the 1.25:1 forward split, and other share issuances discussed herein, BSM agrees not to do any of the following acts prior to the CLOSING DATE, and the BSM
SHAREHOLDERS agree that prior to the CLOSING DATE they will not request or permit BSM to do any of the following acts:

       (a) Declare or pay any dividends or other distributions on its stock or purchase or redeem any of its stock; or

       (b) Issue any stock or other securities, including any rights or options to purchase or otherwise acquire any of its stock, and shall not issue any notes or other evidences of indebtedness.

DBI and BSM agree not to effect a reverse stock split on any outstanding common stock of BSM or its successors for a period of 18 months following closing.

11. INDEMNIFICATION: Each Party shall indemnify and hold harmless each other party all times after the date of this agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing ("Indemnified Expenses"), resulting from misrepresentations, breach of covenant of warranty or nonfulfillment of any agreement ("Indemnified Acts") on the part of such party ("Indemnifying
Party") under this Agreement or from any misrepresentations in or omission from any certificate furnished or to be furnished to a Party hereunder ("Indemnified Party") by an Indemnifying Party. Subject to the terms of this agreement, the Indemnifying Party shall be given a reasonable opportunity to cure such default or breach to the satisfaction of the Indemnified Party. In the event such breach or default is not cured to the satisfaction of the Indemnified Party, the Indemnifying Party shall reimburse the Indemnified Party on demand, for all costs incurred by the Indemnified Party including reasonable attorney fees and collection costs with respect to any Indemnified Acts.

12. NATURE AND SURVIVAL OF REPRESENTATIONS: All representations, warranties and covenants made by any party in this agreement shall survive the closing hereunder for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein. Each party to this agreement shall be responsible for conducting due diligence investigations of the other party as they deem necessary and appropriate.

13. RESIGNATIONS AND APPOINTMENT OF OFFICERS AND
DIRECTORS.

       (a) By the closing date, BSM shall take such actions to appoint the following persons to become officers and directors of BSM whose positions shall become effective on the 11th day following filing by BSM of information required under Rule 14-f with the Securities and Exchange Commission and mailing of such information to all of BSM's shareholders:

       DIRECTORS:            (1)SCOTT KELLY
                             (2)CHARLES BRONITSKY
                             (3)AARON LANG

       PRESIDENT:            CHARLES BRONITSKY
       VICE PRESIDENT:       AARON LANG
       SECRETARY:            AARON LANG
       TREASURER:            AARON LANG

14. NOTICES. Any notices which any of the parties hereto may desire to serve upon any of the parties hereto shall be in writing and shall be conclusively deemed to have been received by the parties at its address, if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses:

If to current BSM management or the BSM SHAREHOLDERS:

Ken Kurtz
Shareholder, Black Stallion Management
2133 East 9400 South Suite 151
Sandy Utah, 84093

If to DBI management or DBI:

1860 EL CAMINO REAL #100
BURLINGAME, CA 94010

15. POST CLOSING COVENANTS. BSM (subject to DBI's counsel's review and approval) shall prepare and file Form 8-K with the SEC concerning the change of control transaction.

16. During the course of the Reorganization through Closing, DBI and BSM agree to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed Reorganization. DBI and BSM further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement, any information or documentation obtained in connection with any such investigation.

17. CONDITION SUBSEQUENT. This closing assumes the later closing of a STOCK PURCHASE AGREEMENT between BSM certain shareholders of BSM and certain buyers of BSM's EXISTING
SHARES. All Parties hereto agree that if the selling shareholders's fail to satisfy their obligations thereunder, DBI and BSM shall have the right to unwind this entire transaction without imposition of any fee, charge or payment.

18. SHAREHOLDERS RELEASE OF OFFICERS, DIRECTORS,
ETC.

The Shareholders of BSM hereby release BSM, DBI and their respective subsidiaries, affiliates, directors, officers, shareholders, agents, servants, employees, deputies, attorneys, successors and assigns with respect to any and all claims against BSM or DBI, that the Shareholders of BSM have, had, may have, directly, indirectly, by assignment, or otherwise, known or unknown, arising out of or in relation to the operation, representations, omissions, conduct, action or inaction of BSM or DBI in the conduct of their business at any time prior to the execution of the merger contemplated by this Agreement.

The parties to this Agreement each agree that they are each aware of
Section 1542 of the California Civil Code and knowingly waive the application of that Section to the claims released herein. That Section states as follows:

"A general release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

The parties to this Agreement understand and acknowledge that the significance and consequence of their waiver of California Civil Code
Section 1542 is that even if they should eventually suffer additional damages arising out of those matters released herein they will not be permitted to make any claims for those damages, as such claims will be in contravention of this Agreement. Furthermore, the parties to this Agreement acknowledge that they intend these consequences as to claims that exist on the date of their execution of the Agreement, but which they do not know to exist, which, if known, would have materially affected their decision to execute this Agreement, regardless of whether their lack of knowledge is a result of ignorance, oversight, error, negligence, or any other cause. Finally, the parties intend that this section be given full force and effect on any similar provision of state law in any other state in which this Agreement may be enforced or enforceable.

19. SUCCESSORS. This agreement shall be binding upon and inure to the benefit of the heirs, personal representatives and successors and assigns of parties.

20. CHOICE OF LAW. This AGREEMENT shall be construed and enforced in accordance with the laws of the State of NEVADA.

21. COUNTERPARTS. This AGREEMENT may be signed in one or more facsimile counterparts all of which taken together shall constitute an entire original agreement.

22. MISCELLANEOUS:

       (a) Further Assurance: At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this agreement.

       (b) Waiver: Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

       (c)  Time: Time is of the essence.

       (d) Severability: If any part of this agreement is deemed to be unenforceable, the balance of the agreement shall remain in full force and effect.

       (e) Assignment: This AGREEMENT shall not be assigned without the written consent of all parties executing herein. Such consent shall not be unreasonably withheld.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE
EXECUTED THIS agreement as of the date first above written

BLACK STALLION MANAGEMENT, INC.,
a NEVADA Corporation


By:/s/_______________________
KARI CUNNINGHAM, PRESIDENT


By:/s/_______________________
KARI CUNNINGHAM, SECRETARY

DIGITAL BRIDGE, INC.,
a NEVADA Corporation


By:/s/________________________
CHARLES BRONITSKY, PRESIDENT


By:/s/______________________

AARON LANG, SECRETARY

Except as indicated herein, by signing below BSM and DBI
SHAREHOLDERS agree to the terms of this agreement but shall not be bound by any representations and warranties made herein by BSM and DBI.

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF BSM)


________________________            (2,000,000 SHARES 90%)
KEN KURTZ

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF DBI)


_________________________           (6,625,000 SHARES   50 %)
M & A WEST INC.


_________________________           (3,312,500 SHARES   25 %)
CHARLES BRONITSKY


__________________________          (3,312,500 SHARES   25 %)
AARON LANG

                           SCHEDULE A

SHAREHOLDERS  agree to a "lock up" of their FREE TRADE
SHARES proportionately as follows:

SHAREHOLDERS: 750,000 SHARES

                                  FREE TRADE
DATE                         SHARES RELEASED
                                                CUMULATIVE

UPON CLOSING                         105,000
30 DAYS AFTER CLOSING                105,000       210,000
60 DAYS AFTER CLOSING                105,000       315,000
90 DAYS AFTER CLOSING                105,000       420,000
120 DAYS AFTER CLOSING               105,000       525,000
150 DAYS AFTER CLOSING               105,000       630,000
180 DAYS AFTER CLOSING               120,000       750,000

BLACK STALLION MANAGEMENT, INC.
a NEVADA Corporation


By:/s/______________________
KARI CUNNINGHAM, PRESIDENT


By:/s/______________________
KARI CUNNINGGHAM, SECRETARY

DIGITAL BRIDGE, INC., a NEVADA
Corporation


By:/s/________________________
CHARLES BRONITSKY, PRESIDENT


By:/s/______________________
AARON LANG, SECRETARY

By signing below SHAREHOLDERS agree to the terms of this agreement but shall not be bound by any representations and warranties made herein by BSM and DBI.

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF BSM)


_____________________________      (2,000,000 SHARES 90%)
KEN KURTZ

SHAREHOLDERS (OWNING NOT LESS THAN A MAJORITY OF
THE SHARES OF DBI)


_____________________________     (6,625,000 SHARES   50 %)
M & A WEST INC.


_____________________________     (3,312,500 SHARES   25 %)
CHARLES BRONITSKY


_____________________________     (3,312,500 SHARES   25 %)
AARON LANG

                               SCHEDULE C


SHARES OF DBI CURRENTLY OWNED:

NAME                                  AMOUNT            % OF CLASS
M & A WEST, INC.                   6,625,000                   50%
CHARLES BRONITSKY                  3,312,500                   25%
AARON LANG                         3,312,500                   25%

TO BE EXHANGED FOR AUTHORIZED BUT UNISSUED BSM
$.001 PAR VALUE COMMON STOCK
SHARES AS FOLLOWS:

M & A WEST, INC.             10,000,000
CHARLES BRONITSKY            5,000,000
AARON LANG                   5,000,000


                          CONSULTING AGREEMENT

This CONSULTING AGREEMENT dated as of _____, 2000 (this
"AGREEMENT") is by and between ZACCO EQUITIES, LTD.
("ZEL") and  ROBERT BRYAN ("RGB"), STAN MEDLEY ("SM").

In consideration of RGB and SM having provided consulting services in respect to the REORGABSMZATION AND STOCK PURCHASE
AGREEMENT ("REORG) dated _______, 2000 by and between BLACK STALLION MANAGEMENT, INC., a NEVADA
Corporation ("BSM"), shareholders of BSM (the "BSM
SHAREHOLDERS"), DIGITAL BRIDGE, INC. a NEVADA
Corporation ("DBI") and the SHAREHOLDERS of DBI ("DBI
SHAREHOLDERS"), as a further and preliminary condition to CLOSING as defined in REORG, the parties to this agreement agree as follow.

1. CONSULTATION FEES. (a) Upon close of the TRANSFERRED
BSM SHARES, ZEL shall pay a consultation fee of FIFTY
THOUSAND AND NO/100 DOLLARS ($ 50,000.00) payable as follows:

              (i)   $  25,000 to VBC INVESTMENTS ("VBC")
              (ii)  $  25,000 TO ARTFIELD INVESTMENTS
RD,INC.("ART")

       (b) Upon execution of this document ZEL shall pay the sum of FIFTY THOUSAND AND NO/100 DOLLARS ($ 50,000) either by
Bank Wire or Cashier's Check to F. THOMAS ECK III, a member of the Bar of the State of California to hold in escrow pending CLOSING. If at the place and time of CLOSING, SHAREHOLDERS and BSM shall appear with stock certificates for the requisite number of shares properly issued to shareholders of DBI and/or assigns along with all o ther closing conditions outlined in
(1)(c) of REORG, said escrow shall pay the balance of funds to VBC ($25,000)and ART ($25,000).

RGB


By:/s/___________________
ROBERT BRYAN

ZACCO EQUITIES LTD.


By:/s/__________________
ZAHRA GILAK, REPRESENTATIVE


STAN MEDLEY


By:/s/____________________
STAN MEDLEY